Dreyfus
U.S. Treasury
Long Term Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                                 Long Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Long Term Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Long Term Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Long Term Fund perform relative to its benchmark?

During the six-month reporting period ended June 30, 2000, the fund produced a total return of 6.35%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Long-Term (10 Years and Over) Index, provided a total return of 9.12% over the same period.(2)

We attribute the fund's underperformance to our security selection strategy that, consistent with our efforts to maximize income, emphasized seasoned over newly issued U.S. Treasury bonds. The more current U.S. Treasury bond issues significantly outperformed the seasoned issues. The fund did not own the current 30-year U.S. Treasury bond and, as a result, the fund did not perform as well in comparison with its benchmark on a total return basis.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes, bonds and other securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Since U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Government, they are generally considered to rank among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. Government. The fund generally maintains an average dollar-weighted maturity that exceeds 10 years, which can result in significant volatility if interest rates rise.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates over the past six months. When the reporting period began on January 1, 2000, investors were relieved that Y2K-related concerns proved unfounded. However, investors soon became worried that robust economic growth might rekindle long-dormant inflationary pressures, especially since both energy prices and wages in a tight job market were rising. In an attempt to relieve these pressures, the Federal Reserve Board has raised short-term interest rates three times during the reporting period.

Second, the fund responded to forces that are unique to the U.S. Treasury securities marketplace, which recently provided attractive returns compared to other market sectors. In mid-January the government announced that it would use a portion of the budget surplus to initiate a buyback program for U.S. Treasury securities. This announcement triggered a wave of purchases of long-term U.S. Treasury securities. Yields for these long-term securities were driven down past yields of short-term securities and as a result created what is called an inverted yield curve.

What is the fund's current strategy?

We have continued our efforts to invest the fund's assets in areas of the long-term U.S. Treasury securities market that we believe offer the most attractive income opportunities. Accordingly, we have established the fund's average duration -- a measure of sensitivity to changing interest rates -- at approximately 10 years, a level that we consider neutral relative to the fund's benchmark. Our duration management strategy was designed to help us balance the benefits of locking in prevailing yields while maintaining the flexibility to capture higher yields if they became available. In addition, we believe that a neutral duration management strategy enables us to derive greater value from other fixed-income investment strategies, such as yield curve risk-reward analysis, for as long as the future direction of interest rates remains uncertain.


We recently reduced our holdings of U.S. Government agency securities to approximately 6% of the fund's assets. This shift proved beneficial to the fund after members of Congress and the U.S. Treasury Department questioned the investment policies of some government agencies. Instead, we focused primarily on U.S. Treasury notes and bonds during the reporting period. We also participated in the U.S. Treasury Inflation Protected Securities market, which helped us as inflation concerns have risen.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, LONG-TERM (10 YEARS AND OVER) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 10 YEARS AND OVER; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2000 (Unaudited)



                                                                                             Principal
BONDS AND NOTES--88.7%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.6%

Federal National Mortgage Association,

   Principal Strips, 0%, 1/15/2030                                                           10,000,000                1,352,000

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          5,000,000  (a)           5,011,329

                                                                                                                       6,363,329

U.S. TREASURY BONDS--68.5%

6.25%, 8/15/2023                                                                              2,000,000                2,013,120

6.25%, 5/15/2030                                                                             22,121,000               23,227,050

7.5%, 11/15/2016                                                                              5,000,000                5,632,800

7.875%, 2/15/2021                                                                             7,000,000                8,314,670

8.5%, 2/15/2020                                                                               7,600,000                9,514,212

8.75%, 5/15/2017                                                                             12,500,000               15,714,750

8.75%, 5/15/2020                                                                              4,500,000                5,765,625

9.125%, 5/15/2018                                                                             3,000,000                3,915,000

10.375%, 11/15/2009                                                                           2,500,000                2,865,625

                                                                                                                      76,962,852

U.S. TREASURY INFLATION PROTECTION SECURITIES--10.0%

3.625%, 7/15/2002                                                                             2,000,000  (a)           2,123,655

3.875%, 4/15/2029                                                                             8,750,000  (a)           9,085,547

                                                                                                                      11,209,202

U.S. TREASURY PRINCIPAL STRIPS--4.6%

0%, 11/15/2004                                                                                6,750,000                5,133,105

TOTAL BONDS AND NOTES

   (cost $98,719,462)                                                                                                 99,668,488
------------------------------------------------------------------------------------------------------------------------------------

OPTIONS--.1%                                                                                  Contracts
------------------------------------------------------------------------------------------------------------------------------------

PUT OPTIONS;

U.S. Treasury Notes, 6.5%, 2/15/2010,

  August 2000 @ $103.578125

   (cost $100,781)                                                                                   75                   89,175


                                                                                              Principal
SHORT-TERM INVESTMENTS--10.6%                                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--8.4%

Federal Home Loan Banks

   6.3%, 7/3/2000                                                                             9,455,000                9,451,691

U.S. TREASURY BILLS--2.2%

5.33%, 7/20/2000                                                                                920,000  (b)             917,645

5.6%, 7/27/2000                                                                                 650,000  (c)             647,699

5.51%, 8/17/2000                                                                                855,000                  849,023

                                                                                                                       2,414,367

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,865,323)                                                                                                 11,866,058
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $110,685,566)                                                             99.4%              111,623,721

CASH AND RECEIVABLES (NET)                                                                          .6%                  729,673

NET ASSETS                                                                                       100.0%              112,353,394

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(C) WHOLLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES


June 30, 2000 (Unaudited)

                                                                                                                Unrealized
                                                              Market Value                                    Appreciation
                                                                Covered by                                   (Depreciation)
                                            Contracts         Contracts ($)          Expiration            at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (LONG)

U.S. Treasury 30 Year Bonds                       385          37,477,344            September 2000            76,750

FINANCIAL FUTURES (SHORT)

U.S. Government Agency
   10 Year Notes                                  119          11,005,641            September 2000           (70,469)

U.S. Treasury 5 Year Notes                        119          11,782,859            September 2000           (16,422)

U.S. Treasury 10 Year Notes                       114          11,227,219            September 2000           (29,343)

                                                                                                              (39,484)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           110,685,566   111,623,721

Interest receivable                                                   1,170,666

Receivable for shares of Beneficial Interest subscribed                   4,617

Prepaid expenses                                                          9,207

                                                                    112,808,211
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            58,000

Cash overdraft due to Custodian                                         159,137

Payable for futures variation margin--Note 4(a)                         106,094

Payable for shares of Beneficial Interest redeemed                       94,001

Accrued expenses                                                         37,585

                                                                        454,817
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,353,394
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     131,101,112

Accumulated net realized gain (loss) on investments                 (19,646,389)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($39,484) net unrealized
   (depreciation) on financial futures]--Note 4(b)                      898,671
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,353,394
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                 7,761,573

NET ASSET VALUE, offering and redemption price per share ($)              14.48

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,738,718

EXPENSES:

Management fee--Note 3(a)                                              340,294

Shareholder servicing costs--Note 3(b)                                 185,536

Professional fees                                                       25,808

Trustees' fees and expenses--Note 3(c)                                  19,848

Registration fees                                                       12,482

Custodian fees--Note 3(b)                                                8,358

Prospectus and shareholders' reports                                     4,700

Loan commitment fees--Note 2                                               491

Miscellaneous                                                            7,186

TOTAL EXPENSES                                                         604,703

Less--reduction in management fee due to undertaking--Note 3(a)       (150,994)

NET EXPENSES                                                           453,709

INVESTMENT INCOME--NET                                               3,285,009
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written         (2,146,845)

Net realized gain (loss) on financial futures                          789,585

NET REALIZED GAIN (LOSS)                                            (1,357,260)

Net unrealized appreciation (depreciation) on investments
  [including ($39,484) net unrealized (depreciation) on financial
futures]                                                             4,977,753

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,620,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,905,502

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,285,009            7,150,740

Net realized gain (loss) from investments      (1,357,260)         (14,776,796)

Net unrealized appreciation (depreciation)
   on investments                               4,977,753           (3,456,099)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,905,502          (11,082,155)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,285,009)          (7,150,740)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  17,340,342          119,178,620

Dividends reinvested                            2,145,957            4,516,859

Cost of shares redeemed                       (32,051,266)        (126,050,055)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (12,564,967)          (2,354,576)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,944,474)         (20,587,471)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,297,868          141,885,339

END OF PERIOD                                 112,353,394          121,297,868
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,232,399            7,900,927

Shares issued for dividends reinvested            150,906              303,591

Shares redeemed                                (2,277,093)          (8,358,173)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (893,788)            (153,655)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                             Six Months Ended
                                              June 30, 2000                   Year Ended December 31,
                                               (Unaudited)        -----------------------------------------------------------
                                                               1999       1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.01      16.11      15.30         14.61          15.51         13.26

Investment Operations:

Investment income--net                                 .41        .82        .80           .93            .98           .96

Net realized and unrealized gain
   (loss) on investments                               .47      (2.10)       .81           .69           (.89)         2.25

Total from Investment Operations                       .88      (1.28)      1.61          1.62            .09          3.21

Distributions:

Dividends from investment
   income--net                                        (.41)      (.82)      (.80)         (.93)           (.99)        (.96)

Net asset value, end of period                       14.48      14.01      16.11         15.30           14.61        15.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     12.73(a)   (8.14)     10.77         11.69             .87        24.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                              .80(a)     .80        .80           .80             .80          .87

Ratio of net investment income
   to average net assets                              5.78(a)    5.45       5.10          6.48            6.74         6.69

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .27(a)     .22        .21           .24             .19          .05

Portfolio Turnover Rate                             515.98(b)  495.51    1,181.48       905.99          765.13       634.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     112,353    121,298     141,885      134,692         135,368      146,445

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Long Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term invest-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are value at the last sales price on the securities exchange on which such securities are primarily traded or at the last
sales   price   on  the  national  securities  market  on  each  business  day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $17,033,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,961,000 of the carryover expires in fiscal 2004 and $14,072,000 expires in fiscal 2007.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through June 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $150,994 during the period ended June 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $130,156 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $35,835 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $8,358 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended June 30, 2000, amounted to $544,201,362 and $564,537,212, respectively.


In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2000:


                                                                                      Options Terminated
                                                                                 --------------------------------
                                                  Number of     Premiums                        Net Realized
Options Written:                                  Contracts     Received ($)      Cost ($)      Gain (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 1999                                 --              --

Contracts written                                    150          123,047

Contracts terminated:

    Closed                                           150          123,047        208,594         (85,547)

CONTRACTS OUTSTANDING
    JUNE 30, 2000                                     --              --


The fund may purchase and write (sell) calls/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000, are set forth in the Statement of Financial Futures.

(b) At June 30, 2000, accumulated net unrealized appreciation on investments, options and financial futures was $898,671, consisting of $1,459,734 gross unrealized appreciation and $561,063 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                        For More Information

                        Dreyfus U.S. Treasury Long Term Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   073SA006